Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Southwestern Energy Company, a Delaware corporation (the "Company"), does hereby certify that:

          The Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2014	/s/ STEVE MUELLER
Steve Mueller
Chairman of the Board, President and Chief Executive Officer

Dated: October 23, 2014	/s/ R. CRAIG OWEN
R. Craig Owen
Senior Vice President and Chief Financial Officer